Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

iM DBi Hedge Strategy ETF (DBEH)
iM DBi Managed Futures Strategy ETF (DBMF)
(each a “Fund,” and together, the “Funds”),
each a series of Manager Directed Portfolios

Supplement dated January 30, 2020 to each of

the DBEH Statement of Additional Information (“SAI”), dated December 8, 2019 and the DBMF SAI, dated April 24, 2019

Effective immediately, the following replaces the second paragraph of the “Purchase and Redemption of Shares in Creation Units—Procedures for Purchase of Creation Units” section on page 26 of the DBEH SAI and page 25 of the DBMF SAI.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units, including custom orders, is expected to be 2:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
Also effective immediately, the following replaces the first paragraph of the “Purchase and Redemption of Shares in Creation Units—Procedures for Redemption of Creation Units” section on page 29 of the DBEH SAI and page 28 of the DBMF SAI.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The date of this supplement is January 30, 2020.
Please retain this supplement with each Fund’s SAI for future reference.